________________________________________________________

EXHIBIT 1A-13

TESTING THE WATERS

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This webpage appears at www.owngoldenseed.com and at https://www.gseed.com/owngoldenseed. Full webpage:

Sections of the same webpage:

Social Media Posts:

VIDEO SCRIPTS - AS POSTED ON FACEBOOK, INSTAGRAM, TWITTER, LINKED IN, AND AT GSEED.COM

Investor Video Transcript (appears at OwnGoldenseed.com, gseed.com and on Facebook):

- In our business, you have to see something that other people don't. The way I look at the cannabis business today, as an investment, is as if you were going into the wine industry in Napa in the early '70s. Before it happened.

- Scott Goldie has never smoked weed ever in his life. And I was thinking the cannabis industry could be a way to get Scott to finally smoke some weed and relax a little bit.

- But in all seriousness, we've got a great team that's worked in real estate development for a number of years in California. Bringing that practice and marrying it with the farming industry has been something that I think will make Golden Seed extra successful.

- At Brooks Street we always look for ways to improve value, whether it's repurposing or repositioning a historic property, preserving open space in our residential communities or expanding product lines and capacity to existing businesses. One of our businesses, Coastal Nursery, is a very good example of this. In just three years we'll grow this business from selling approximately 900,000 plants per year to over two million.

- With all of this beautiful infrastructure already in place for agriculture the scalability for Golden Seed as a company is just insane.

- The real estate process is very similar to the process to get your use permit for cannabis. Golden Seed was the first one submitted in Santa Cruz County and the county is now using it as a template for other companies.

- There's so many rock stars working here it's stupid. These guys wear their heart on their sleeve and they put their hands in the dirt and they do it the right way the first time. And it all starts with JR who is our main farmer.

- My name's JR Richardson. I'm a second generation farmer.

- He grew up in the most significant marijuana region in the world, Humboldt County. How he grows things, it literally is a religion to him.

- Man, that would have been a good fucking argument for my teachers in high school, huh?

- JR's pursuing his lifelong dream and he sees it every day coming to fruition. And for me to see that enjoyment in him is a reward in and of itself.

- Golden Seed has given me the trust and the infrastructure and I'm ready to prove to the world that you can compete without using all the chemicals, and pesticides.

- Everything starts with the soil on our farm. If we can make the very best soil possible we'll make the very best plants possible. We're feeding worms regional source compost that goes through their bodies and we take all that goodness and then we feed that to our plants. We have healthier plants, better nutrients, better smell.

- Better taste. It's just a better product.

- We just won best pre-roll in the High Times Cannabis Cup.

- We are the first to ever have a perfect Budtender score. When this goes national, we'll have an iconic California lifestyle brand.

- We really try to tap into a California coastal vibe and energy.

- And people can feel that when they experience it. Our goal is to grow the farm and grow into different products.

- Our product started with the terpene tip joints and will include 1/8th jars, vape cartridges, tinctures and topicals with a CBD-THC mix. We're also big into hemp and we'll be offering biomass, seeds, clones, CBD oils, and hemp cigarettes.

- From a medical standpoint, from a recreational standpoint we want it to be the very best.

- You don't have to question what's coming off of this mountain. If it says Golden Seed on it, it's golden.

- We are sustainable.

- We are bold.

- We are love.

- We are believers.

- We are farmers.

- We are soil stewards.

- We are mavericks.

- We are ever evolving.

- We are family.

- We are fun.

- We are joy.

- We are weirdos.

- We are Golden Seed.

- We are Golden Seed.

- We're Golden Seed.

- We are Golden Seed.

- We are Golden Seed.

- We are Golden Seed.

- We are Golden Seed.

“We Are Goldenseed” 60 second video (Landscape & Square):

- The way I look at the cannabis business today as an investment is as if you are going into the wine industry in Napa in the early 70's before it happened.

- There are so many rock stars working here, it's stupid. These guys wear their heart on their sleeve and they put their hands in the dirt and they do it the right way the first time.

- With all this beautiful infrastructure already in place for agriculture, the scalability for Golden Seed as a company is just insane.

- Everything starts with the soil on our farm. If we can make the very best soil possible, we'll make the very best plants possible.

- I grow a healthy soil, so you can have healthy cannabis.

- I'm a second generation farmer.

- How he grows things, it literally is a religion to him.

- Man, that would've been a good fucking argument for my teachers in high school.

- We just won best pre-rolled in the High Times Cannabis Cup.

- When this goes national we'll have an iconic California lifestyle brand.

- And people can feel that when they experience it.

- You don't have to question what's coming off of this mountain, if it says Goldenseed on it, it's golden.

“We Are Goldenseed” 30 second video:

- The way I look at the cannabis business today as an investment is as if you were going into the wine industry in Napa in the early '70s before it happened.

- There's so many rock stars working here, it's stupid.

- If we can make the very best soil possible, we'll make the very best plants possible.

- Better nutrients, better smell.

- Better taste, it's just a better product.

- We just won Best Pre-Roll in the High Times Cannabis Cup.

- You don't have to question what's coming off of this mountain. If it says Goldenseed on it, it's golden.

“We Are Goldenseed” 15 second video (Landscape, Square & Vertical):

- We are sustainable.

- We are bold.

- We're love.

- We are believers.

- Farmers.

- We are soil stewards.

- Mavericks.

- Ever-evolving.

- We are family.

- We are fun. We are weirdos.

- We're Goldenseed.

- We're Goldenseed.

- We are Goldenseed.

“Napa Comparison” 15 second video (Landscape & Vertical):

- The way I look at the cannabis business today as an investment, it's as if you were going into the wine industry in Napa in the early '70s, before it happened.

- You don't have to question what's coming off of this mountain. If it says Golden Seed on it, it's golden.

“Breed The Best” 15 second video (Landscape & Vertical):

- My first magical plant, her name was Kristen 'cause that was my new crush. That was eighth grade. And from that point on, I was convinced that was what I was gonna do, breed the best cannabis.

“The Soil” Video Transcript

- Hi, I'm Clayton Scicluna. I grow healthy soil, so you can have healthy cannabis. It's all about taking problems, and making them into something good. And that's what we do with Soil Biology, it's that simple. So this is our vermicompost, and this vermicompost was made from waste, waste that was gonna be put into a landfill. We have a theory of waste-to-gold. And something that is very dear to me with composting is you're taking something that has no value, and you're transmuting it into something that has a full spectrum of life. So with vermicomposting, what we're doing is feeding worms compost, regionally-sourced waste. We have red wiggler worms, 16,000 pounds of them. So they basically eat it up, it goes through their bodies, it collects all kinds of enzymes and bacteria, spits it out, then we put it into a liquid form, and then we feed that liquid to the plant. That has a natural reaction of bringing the sugar levels in the plant up, so the plants have a stronger immunity where the plant can resist disease and pests. So they smell the healthy plant, and they go, "Not this plant!" and they go to the next one. I actually spend less money. We have healthier plants, better nutrients, better smell, higher terps, the whole gamut. You have happy, healthy worms, you have happy, healthy vermicompost, and then you have happy, healthy plants.

“Healthy Cannabis” 15 second video (Landscape & Vertical):

- Everything starts with the soil on our farm. If we can make the very best soil possible, we'll make the very best plants possible.

- Better nutrients, better smell.

- Better taste, it's just a better product.

- I grow healthy soil so you can have healthy cannabis.

“Herd of Worms” 15 second video (Landscape & Vertical):

- Did you know this is called a herd of worms? They are key components in carbon cleansing, and making amazing soil, and nutrient-rich soil. These little guys are awesome. Superheroes.

“Waste to Gold” 15 second video:

- So this is our vermi-compost made from waste. You're taking something that has no value and you're giving it all this attention and turning it into something that has a full spectrum of life, and that's just like the things that we go through in life that are hard. Take waste, we'll make something good out of it.

“I Own a Weed Farm” video (Landscape & Vertical):

- [Director] Big smile for the, Big smile, you're proud of your business.

- I smile horrible, dude.

- Wait, I need my sunglasses.

- Start any time?

- Yep, go for it.

- I'm Chris Yelich.

- My name is Scott Goldie.

- I am JR Richardson.

- And I own a weed farm!

- I own a weed farm.

- I own a weed farm.

“The Little Berry” video (Square & Vertical):

- The difference between our farm and other farms is that, if you've ever been walking through a field and grabbed a berry and taken a bite of that berry and said, man, that tastes really, really good. The best berry I've ever had in my life, and then the next day you're walking through a big agricultural field, and you grab a strawberry this big and it's just unbelievable and you take a big bite out of it and it tastes like nothing, that's the difference. We're the little berry. There's no compromise in that. We're letting nature do what it does right in the first place.

“The More You Grow - Hybrids” video:

- There are two main varietals of the cannabis plant. There's indicas and sativas. A hybrid is a recent industry creation of both. Indicas attribute to a more-relaxed high, and sativas are definitely a more-uplifting high. Hybrids provide a variety of types of smoke and types of high. So consumers now have the opportunity to be more specific when it comes to the cultivars that they are smoking.

“The More You Grow - Sugar vs. Mites” video:

- If you raise the natural sugars in a plant, it makes the plant more strong. For example, in cannabis, cannabis has a predator called a mite. And, mites don't have a pancreas, so they can't process the sugars, so by increasing the brix in the plant, the mites will actually smell the plant, they'll smell its health, and they'll say, "Not this plant," and they fly off to another one. So by having healthy plants from healthy soil microbiology, we don't have pests. We actually spend less money, we have healthier plants, better nutrients, better smell, higher terps, the whole gamut. That's why it's important to have healthy soil.

“The More You Grow - Terpenes” video:

- Terpenes are a property of the cannabis plant that attribute to the taste and the smell. Here at Goldenseed we've created a terpene tip pre-roll. We do a terpene extraction of the same flower and put it back onto the pre-roll so that the terpenes are true to the flower. What that creates is an enhanced smoking experience. It does not change the potency, it just attributes to more flavor and more taste and smell while you're smoking.

“The More You Grow - THC vs. CBD” video:

- THC and CBD are the most naturally occurring cannabinoids in the cannabis plant. The main difference is THC is psychoactive, and CBD is not. Cannabis-derived CBD in its solitude does not attribute as many healing qualities as using both cannabanoids or all of the cannabanoids in a full spectrum application.

VIDEO SCRIPTS - GRAPHICS AND TEXT ONLY (NO SPOKEN WORDS)

GoldenSeed-V-AboutUs-S001-FollowTheG-v01.mp4; GoldenSeed-S-AboutUs-S001-FollowTheG-v01.mp4 (Vertical & Square)

GoldenSeed-V-AboutUs-S001-NatureIntended-v01.mp4

GoldenSeed-V-AboutUs-S001-FromOurFarm-v01.mp4

GoldenSeed-V-AboutUs-S001-OurPlants-v01.mp4

GoldenSeed-V-AboutUs-S001-AlignmentWithNature-v01.mp4

GoldenSeed-V-AboutUs-S001-AncientPlant-v02.mp4

GoldenSeed-V-AboutUs-S001-PureCalifornia-v01.mp4

GoldenSeed-V-AboutUs-S001-20Acres-v01.mp4

GoldenSeed-V-AboutUs-S001-SootheTheSoul-v01.mp4

GoldenSeed-V-AboutUs-S001-Ohlone-v01.mp4

GoldenSeed-V-AboutUs-S001-NaturallyGrown-v01.mp4

GoldenSeed-V-AboutUs-S001-SeedStrains-v01.mp4

GoldenSeed-V-AboutUs-S001-SoilAlive-v01.mp4

GoldenSeed-V-AboutUs-S001-Terpenes-v01.mp4

GoldenSeed-V-AboutUs-S001-CrispUntouched-v01.mp4

GoldenSeed-V-AboutUs-S001-LegendaryGrower-v01.mp4

GoldenSeed-V-AboutUs-S001-NatureNotWarehouse-v01.mp4

GoldenSeed-V-AboutUs-S001-StartsWithSoil-v01.mp4

GoldenSeed-V-AboutUs-S001-WithLove-v01.mp4

Social Media Posts:

1A-13-1

goldenseed

Sign up now to learn how you can become a shareholder of Golden Seed, Inc. for as little as $100.00

We are Golden Seed


goldenseed
WATCH OUR INVESTMENT VIDEO HERE

How You Can Become An Owner Of Our California Lifestyle Business



Cultivating the spirit of California

Life is Better on the Farm



Our cannabis cultivation takes place on over 20 acres of [illegible] land nestled into the hills of Monterey Bay in Santa Cruz County





Meet JR - Our COO & cannabis cultivator



You will find no one more passionate about organics than JR.

Our first product to market.

Our Soil



Our soil is alive - it isn't just dirt. It gives us the ability to nourish our plants from seed to bloom, monitor their shifting needs, and nurture a happy crop.


goldenseed
WATCH OUR SOIL VIDEO HERE

100% Natural

An Emerging Market

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goldenseed™

Sign up now to learn how you can become a shareholder of Golden Seed, Inc. for as little as $100.00

First Name | Last Name | Email Address | SIGN UP

Golden Seed, Inc. is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.

Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing hello@gseed.com. Or, you may obtain a copy of the Preliminary Offering Circular from the SEC's website by clicking here.

We are Golden Seed.


goldenseed™
WATCH OUR INVESTMENT VIDEO HERE
03:38

How You Can Become An Owner Of Our California Lifestyle Business

COMING SOON: BUY SHARES OF GOLDEN SEED, INC. FOR AS LITTLE AS $100 AND HELP US GROW OUR CANNABIS AND HEMP BUSINESS

The rules have changed. Medical cannabis is legal in 33 states. Recreational cannabis is legal in 11 states and the District of Columbia. Anyone in the general public, not just the rich and well-connected, can now legally invest in early-stage companies like Golden Seed, Inc. because of a law called the JOBS Act, passed in 2012, which changed the rules for investing that had favored the wealthy for more than 80 years.

We are in the process of obtaining qualification from the United States Securities and Exchange Commission to be able to sell you stock in our company in the near future. By submitting the form above, we'll keep you posted on our progress, and you'll be among the first to know when shares in Golden Seed, Inc. are available for purchase. You will also get exclusive perks for our shareholders, like merchandise, discounts, invitations to events, and more.

Yes, the rules have changed. Cannabis is going mainstream. Investing in private companies like Golden Seed, Inc. is now allowed. Be a part of the change. Sign up now to stay informed, and to be one of the first to join the Golden Seed family as a shareholder in *your* company.

We are Golden Seed.

And you can be Golden Seed, too.









Cultivating the spirit of California.

Santa Cruz-based Golden Seed, Inc. focuses on the cultivation, manufacturing and distribution of high-quality cannabis grown in California. Deeply rooted in California lifestyle culture, Golden Seed aims to deliver quality products to a discerning clientele and to establish leadership in one of the world's fastest-growing cannabis markets. Our team includes a rock-star cannabis cultivator, a renowned soil scientist, a well-known local political figure, and members of one of the leading real estate development groups in California. They have a proven record of business acumen and financial success, as well as the connectivity, flexibility, and nimbleness needed to take advantage of the new and quickly evolving cannabis marketplace in California.

Life is Better on the Farm













Our cannabis cultivation takes place on over 20 acres of nursery land tucked into the hills of Monterey Bay in Santa Cruz County.

Golden Seed Inc.'s farm is a model for the cannabis industry for responsible, clean, pesticide-free farming, based on organic principles. Our harvesting and soil-building land stewardship results in what we believe are the highest quality cannabis products sold in the world.

We source and nurture strains with the very best terpene and flavonoid content for flavor and potency, as chosen and helped along by our lead cultivator. We use only the freshest form of cannabis oil extractions, a CO_2 super critical process on-site steps away from the living plants to ensure crisp, untouched and most importantly unprocessed cannabinoids.






SUGAR vs MITES



WHAT ARE THC & CBD?

Shaped in nature not a warehouse.

MONTEREY BAY, CALIFORNIA

—

36.8007° N, 121.9473° W

Santa Cruz-based Golden Seed, Inc. focuses on the cultivation, manufacturing, distribution, and sale of high-quality cannabis and hemp grown in California. Golden Seed focuses its efforts to minimize its environmental impact, while maximizing your ability to enjoy nature.









100% Naturally Grown.

—

WITH LOVE FROM SANTA CRUZ

Golden Seed, Inc. grows exceptional flowers, clones and extracts based upon organic inputs and sustainable farming. We produce pure California cannabis in the form of proprietary seed strains, smokeable blends, and oil and terpene extractions.


Naturally grown with exceptional flowers, clones and extracts rooted in organic inputs and sustainable farming.

Meet JR - Our COO & cannabis cultivator.



You will find no one more passionate about organics than JR.

A second-generation grower from Northern California, JR Richardson is well-known throughout the cannabis community. He grew up immersed in a culture of complete organic self-sufficiency, where people lived off-the-grid, and grew their own food and cannabis in harmony with the environment.



We create meaningful and soulful blends to maximize flavor, potency, and treatment profiles—master crafted THC, CBD, and terpenes you just cannot get any other way.

Our small-batch signature products are niche blends that complement our staple strains. Golden Seed also feels so good because it is rich in entourage effects. The crystals dusting in most cannabis buds contain compounds known as terpenoids and cannabinoids. They have synergistic effects—working together in ways we believe THC or CBD alone cannot.

Because Golden Seed is grown in sunlight and rich soil, with nothing getting in the way of optimal effectiveness, it produces an entourage effect like no other.

HIGH TIMES
CANNABIS CUP
WINNER

Our first product to market.

1ST PLACE IN THE PREROLL CATEGORY AT THE HIGH TIMES CANNABIS CUP - THE WORLD'S LEADING MARIJUANA TRADE SHOW.

Our first product line to market was a success. Budtenders raved about it, users loved it, and it won the Best Pre-Roll Award from High Times at the Nor-Cal Cannabis Cup in May, 2019.

We are currently carried by three large distributors with product placement throughout the state. In addition to pre-rolls and bulk flower, we have expanded our product offerings to include 1/8th jars and vape cartridges.

Our Soil


It all starts with the soil.

Our soil is alive — it ain't just dirt. It gives us the ability to nourish our plants from seed to bloom, monitor their shifting needs, and nurture a happy crop.

Living Soil fosters the microbial community, organic nutrients, and local biomass that we return to the soil to create nourishing support for plant life, so that the seedlings are in turn optimally beneficial for the life they support. We use the latest concepts in soil regeneration, such as biochar made from local organic agricultural waste. We cultivate soil life biology by using National Organic Program thermal aerobic compost and worm castings (vermicompost) as the vessel that regulates the biology. Biochar gives the microbes a home to reside in that we use to generate a socially and ecologically responsible plant food with a diverse microbial population high in protozoa and beneficial fungi. This is how we nurture the fittest cannabis plants and biologically dense flowers with the highest flavor content.


goldenseed
WATCH OUR SOIL VIDEO HERE
01:19

HEAR THE SOIL STORY FROM CLAYTON SCICLUNA, GOLDEN SEED'S DIRECTOR OF REGENERATIVE AGRICULTURE

100% Natural.

THE GOLDEN SEED FARM IS 100% NATURAL. WE START WITH FORAGING FOR LOCAL FLORA, MICRO-FAUNA, FUNGI, AND OTHER BIOLOGY TO FEED THE WORMS ON OUR FARM. THROUGH THE DIGESTION AND PROCESSING OF THIS BIOLOGY, THE WORMS CREATE VERMICOMPOST, WHICH IS THE ESSENTIAL SOIL AMENDMENT FOR OUR PLANTS.

NO CONVENTIONAL FERTILIZERS, PESTICIDES OR HERBICIDES ARE EVER ALLOWED ON OR NEAR OUR FARM.

WHEN PLANTS ARE HARVESTED AND PRODUCTS ARE SOLD, WE SEND THE BALANCE OF THE PLANT BACK TO COMPOST AND RESTART THE CYCLE.

An Emerging Market

01. RESEARCH & DEVELOPMENT

Unlike most growers, we are not content to buy clones from a nursery and plant whatever is available. We are constantly conducting pheno hunts and cross-breeding and back-breeding dozens of genetic strains to grow plants that are disease resistant, fast-growing, yield the most, and that look, smell, and taste better.

02. THE LEGAL MARKETPLACE

The legal cannabis industry is one of the fastest-growing industries in the United States. The total cannabis marketplace in the United States was $4.7 billion in 2016 and is expected to grow to more than $13.3 billion by 2020. One study noted that California alone could comprise 25% of the expected $25 billion of national cannabis sales by 2025.

03. ACCEPTANCE OF CANNABIS

93% of Americans support medical marijuana. Recreational cannabis has been legalized in 10 states and the District of Columbia, consisting of nearly 25% of the U.S. population. Medical cannabis is legal in 22 states, which means that a combined 216,000,000 Americans (66.15%) now live in jurisdictions where cannabis is legal in some form.

goldenseed | Clean California Cannabis
Santa Cruz, California

TERMS OF USE PRIVACY POLICY MEDIA CONNECT

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Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

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redtail_bd You... are... awesome!

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stellabluedress 🙌🙌🙌

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goldenseed Shaped in nature, not a warehouse 🌱💚 #Cannabis #Goldenseed
📷: @clayscicluna
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audreysinead That's right! 👏👏

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goldenseed Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com #IOwnAWeedFarm #Cannabis #Goldenseed

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napavoice You guys are too cute. My name is Robin Cant and I own a Hemp CBD business.I and I'm

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goldenseed Is your Indo outdoors, @mikedirnt & Chris Yelich?
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20h

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goldenseed What are #terpenes and why do we put them on our pre-rolls? @bajablaast is here to answer your questions! 🤔 🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

1w

hillycollective @bajablaast so pro!! 👌

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SUGAR vs MITES

goldenseed • Following

goldenseed Did you that increasing #sugars in #cannabis plants protects them from #mites? @claysciclunа is your #Goldenseed teacher 😮🌱
#TheMoreYouGrow
Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

6d

goldenseed #goldenseed #cannabis #terpenes #cannabiscommunity #cannabisculture #organic #organiccannabis #envirocanncertified #vermicompost #sustainability #sustainablefarming

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goldenseed • **Following**
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goldenseed In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis
Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: http://OwnGoldenSeed.com

5d

audreysinead [redacted]

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claysciclun a This is awesome ...

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goldenseed Do you love our #cannabis products? Give us a follow on social! #FollowTheG #Goldenseed

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5d

goldenseed #goldenseed #cannabis #terpenes #cannabiscommunity #cannabisculture #organic #organiccannabis #envirocanncertified #vermicompost #sustainability #sustainablefarming #locallygrown #californiagrown

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goldenseed • Following

goldenseed Nutrient-rich soil all starts with our herd of worms. Better soil leads to a better product. @mikedirnt
Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

1w

420central.brand Clean Organic Cannabis the Only Way forward 🌿🌿🌿🌿👏👏👏👏🌿🌿🌿🌿💙💙💙💨💨 Thank You @goldenseed

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WHAT ARE THC & CBD?

goldenseed • Following ...

goldenseed What's the difference between #THC & #CBD you ask? @bajablaast is here to clear up your confusion 👌🌱 #TheMoreYouGrow #Goldenseed
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1w

dosperrosfamily Let's not forget #THCA .. 🤷🏾‍♂️

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Goldenseed

October 2 at 6:41 PM ·

Sustainable soil. Experienced team. Award-winning California Cannabis. We Are Goldenseed.

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


HOPE BARAJAS
Golden Seed Farm Manager

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October 11 at 2:07 PM · ⚙

Shaped in nature, not a warehouse 🌱💚 #Cannabis #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



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October 12 at 1:03 PM ·

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

#IOwnAWeedFarm #Cannabis #Goldenseed



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Goldenseed @goldenseedca · Oct 9

How does #Goldenseed stand out in the #Cannabis space? Learn more about our company!

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

About | Goldenseed

Goldenseed is a cannabis company that naturally grows the cleanest, pesticide-free, California ...

gseed.com

Goldenseed @goldenseedca · Oct 10

We are #sustainable. We are #farmers. We are #Goldenseed. 🌱 #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


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Goldenseed @goldenseedca · Oct 12

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

#IOwnAWeedFarm #Cannabis #Goldenseed


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Goldenseed @goldenseedca · 23h

In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

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goldenseed™
gseed.com
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Goldenseed @goldenseedca · Oct 3

Nutrient-rich #soil all starts with our herd of #worms. Better soil leads to a better product. @MikeDirnt
Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


0:08
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Goldenseed @goldenseedca · Oct 4

What's the difference between #THC & #CBD you ask? Hope is here to clear up your confusion 👌🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



WHAT ARE THC & CBD?
HOPE BARAJAS
Golden Seed Farm Manager
0:23
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Goldenseed @goldenseedca · Oct 7

Did you that increasing #sugars in #cannabis plants protects them against #mites? 😮🌱 #TheMoreYouGrow

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


SUGAR vs MITES
0:32
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Goldenseed @goldenseedca · Oct 5

What are #terpenes and why do we put them on our pre-rolls? Hope is here to answer your questions! 🤔 🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



WHAT ARE TERPENES?
0:23
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1

Goldenseed @goldenseedca · Oct 8

In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



goldenseed
gseed.com
0:03
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3

Goldenseed @goldenseedca · Oct 11

Shaped in nature, not a warehouse 🌱💚 #Cannabis #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



1

Golden Seed, Inc.

7 followers

1w

What are #terpenes and why do we put them on our pre-rolls? Hope is here to answer your questions! 🤔 🌱 #TheMoreYouGrow #Goldenseed

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WHAT ARE TERPENES?

Golden Seed, Inc.
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Shaped in nature, not a warehouse 🌱💚 #Cannabis #Goldenseed

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Nutrient-rich soil all starts with our herd of worms. Better soil leads to a better product.

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



Golden Seed, Inc.
7 followers
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What's the difference between #THC & #CBD you ask? Hope is here to clear up your confusion 👌🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


WHAT ARE THC & CBD?

Golden Seed, Inc.
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In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



goldenseed
gseed.com

Golden Seed, Inc.
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6d

Did you that increasing #sugars in #cannabis plants protects them against #mites? 😮🌱 #TheMoreYouGrow

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SUGAR vs MITES
Biologic
SYSTEMS

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Following ···

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G™
goldenseed™
@goldenseed
goldenseedca

Golden Seed, Inc.
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#IOwnAWeedFarm #Cannabis #Goldenseed



Golden Seed, Inc.
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Following ···

What are #terpenes and why do we put them on our pre-rolls? Hope is here to answer your questions! 🤔 🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


WHAT ARE TERPENES?

Golden Seed, Inc.
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In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


G.
TM
goldenseed
gseed.com

Golden Seed, Inc.
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3h

Following ···

Do you love our #cannabis product? Give us a follow on social! #FollowTheG #Goldenseed

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FOLLOW
THE
G
TM

Goldenseed

October 2 at 6:41 PM ·

Sustainable soil. Experienced team. Award-winning California Cannabis. We Are Goldenseed.

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


SCOTT GOLDIE
Golden Seed Founder & CEO

Golden Seed, Inc.
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Did you that increasing #sugars in #cannabis plants protects them against #mites? 😮🌱 #TheMoreYouGrow

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SUGAR vs MITES

Goldenseed
October 4 at 7:26 PM ·

What's the difference between #THC & #CBD you ask? Hope is here to clear up your confusion 👌🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


WHAT ARE THC & CBD?

1

Goldenseed
October 3 at 7:00 PM ·

Nutrient-rich soil all starts with our herd of worms. Better soil leads to a better product.

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


MIKE **DIRNT**
Golden Seed Senior Advisor

2

Goldenseed
October 5 at 6:41 PM ·

What are #terpenes and why do we put them on our pre-rolls? Hope is here to answer your questions! 🥶 🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



WHAT ARE TERPENES?
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1

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October 7 at 6:46 PM ·

Did you that increasing #sugars in #cannabis plants protects them against #mites? 😮🌱 #TheMoreYouGrow

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


SUGAR vs MITES

1

Goldenseed

October 8 at 12:30 PM ·

In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


goldenseed™
gseed.com

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Goldenseed

October 9 at 12:01 PM ·

Do you love our #cannabis product? Give us a follow on social! #FollowTheG #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


G. TM
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goldenseedca

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October 10 at 12:01 PM ·

We are #sustainable. We are #farmers. We are #Goldenseed. 🌱 #cannabis

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October 10 at 6:40 PM ·

What are #terpenes and why do we put them on our pre-rolls? Hope is here to answer your questions! 🤔 🌱 #TheMoreYouGrow #Goldenseed

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WHAT ARE TERPENES?

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Goldenseed
6 hrs ·

In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



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Goldenseed

12 mins ·

Did you that increasing #sugars in #cannabis plants protects them against #mites? 😮🌱 #TheMoreYouGrow

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



SUGAR vs MITES

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Goldenseed

57 mins ·

Do you love our #cannabis products? Give us a follow on social! #FollowTheG #Goldenseed

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LIFE IS BETTER
ON THE FARM
G.

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goldenseed™
WATCH OUR INVESTMENT VIDEO HERE
03:38


goldenseed™
LEARN MORE ABOUT INVESTING
OwnGoldenSeed.com


















CARE
TO
JOIN US?
goldenseed™
LEARN MORE ABOUT INVESTING
OwnGoldenSeed.com




STOKED


G.™
goldenseed™
WATCH OUR SOIL VIDEO HERE
01:19













THE **WASTE TO GOLD** THEORY




goldenseed™








WHAT
ARE
HYBRIDS?


SUGAR
VS
MITES


WHAT
ARE
TERPENES?


WHAT
ARE
THC & CBD?


FOLLOW
THE


FOLLOW
THE


OUR PLANTS
ARE GROWN
AS NATURE
INTENDED THEM


WITHOUT
COMPROMISE


FROM OUR FARM
TO YOUR FAVORITE
CALIFORNIA
DISPENSARY


OUR
PLANTS

LOOK,
TASTE

AND SMELL
BETTER


WORKING
IN ALIGNMENT
WITH NATURE
TO GROW
THE CLEANEST
CALIFORNIA
CANNABIS


WE BELIEVE
IN THIS
ANCIENT
PLANT


PURE
CALIFORNIA
CANNABIS


20 ACRES
OF
NURSERY LAND
TUCKED INTO
THE HILLS OF
MONTEREY BAY


RAISED
BY NATURE
TO SOOTHE
THE SOUL


WE HONOR
THE OHLONE PEOPLE
WHO LIVED HERE


BY CARING
FOR THE LAND
IN WAYS THAT
RESPECT
THEIR PRACTICES


100%
NATURALLY
GROWN


WITH
EXCEPTIONAL
FLOWERS,
CLONES,
AND EXTRACTS


PROPRIETARY SEED STRAINS
SMOKEABLE BLENDS
OIL & TERPENE EXTRACTIONS


OUR SOIL
IS
ALIVE
IT AIN'T
JUST
DIRT!


THE PUREST
AND MOST
POWERFUL
TERPENES


CRISP,
UNTOUCHED,

AND MOST
IMPORTANTLY:

UNPROCESSED
CANNABINOIDS


A LEGENDARY
SECOND-GENERATION
GROWER
FROM
HUMBOLDT COUNTY, CA


SHAPED
IN NATURE
NOT
A WAREHOUSE


IT ALL
STARTS
WITH
THE SOIL


WITH LOVE,
FROM
SANTA CRUZ


goldenseed | Gelato #45 / Hybrid

goldenseed • Following
Santa Cruz, California

...

goldenseed Investing in #Cannabis now is like "If you were going into the wine industry in Napa in the early 70s before it happened." - @scottbgoldie Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

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lushleafpics Hi Goldenseed! We ran into each other at a few events. We are making free educational videos to help the

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Goldenseed @goldenseedca · Oct 14

Is your Indo outdoors? #Cannabis #Hemp #Sustainable @MikeDirnt

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



Goldenseed
Published by Agorapulse [?] · Yesterday at 2:07 PM ·

Shaped in nature, not a warehouse 🌱💚 #Cannabis #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



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Published by Agorapulse [?] · October 14 at 6:46 PM ·

Did you that increasing #sugars in #cannabis plants protects them against #mites? 😮🌱 #TheMoreYouGrow

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


SUGAR vs MITES
G

Goldenseed

Published by Agorapulse [?] · October 14 at 5:12 PM ·

Investing in #Cannabis now is like "If you were going into the wine industry in Napa in the early 70s before it happened."

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



Goldenseed

Published by Agorapulse [?] · October 14 at 4:00 PM ·

Is your Indo outdoors? #Cannabis #Hemp #Sustainable

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



Goldenseed @goldenseedca · Oct 20

Check out Goldenseed on YahooFinance talking about our upcoming stock offering.

finance.yahoo.com/news/goldensee... via @YahooFinance

Want to be a part of what we're doing? Learn more about investing in our #cannabis and #hemp farm at: OwnGoldenSeed.com.

#InvestingInCannabis

Welcome | Goldenseed
gseed.com

2 1 13

Goldenseed @goldenseedca · Nov 27

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At:

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at .



SCOTT GOLDIE
Golden Seed Founder & CEO
into the wine industry in Napa
0:54
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Goldenseed @goldenseedca · Nov 26

Do you love our #cannabis product? Give us a follow on social! #FollowTheG #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



0:08
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Goldenseed @goldenseedca · Nov 18

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At:

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at .


And from that point on,
0:07
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5

Goldenseed @goldenseedca · Nov 14

We are #sustainable. We are #farmers. We are #Goldenseed. 🌱 #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com



0:09
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Goldenseed @goldenseedca · Nov 11

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At:

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at .


- We are family.
0:07
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Goldenseed @goldenseedca · Nov 10

We are #sustainable. We are #farmers. We are #Goldenseed. 🌱 #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com


THE DEVIL MAKES THREE
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Goldenseed @goldenseedca · Nov 8

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At:

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at owngoldenseed.com.



(upbeat music)
0:21
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Goldenseed
Published by Agorapulse [?] · November 27 at 2:05 PM ·

Ever wanted to own a weed farm? 🌱

Learn more about investing in our cannabis farm at:
OwnGoldenSeed.com


CLAYTON SCICLUNA
Director of Regenerative Agriculture

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Goldenseed

Published by Agorapulse [?] · November 25 at 3:48 PM ·

We are sustainable. We are farmers. We are Goldenseed.

Want to be a part of what we're doing? Learn more about investing in our cannabis farm at: OwnGoldenSeed.com

#cannabis #sustainablefarming #sustainable #farmers



Goldenseed

Published by Agorapulse [?] · November 18 at 4:28 PM ·

It all begins with the soil. 🌱

Our Director of Regenerative Agriculture Clayton Scicluna is on a mission to turn waste to gold - and he's doing just that with the help of over 16,000lbs of red wiggler worms. 🐛

Want to be a part of what we're doing? Learn more about investing in our cannabis farm here: OwnGoldenSeed.com



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Goldenseed

Published by Agorapulse [?] · November 16 at 3:03 PM ·

You want to own part of a weed farm - we get it!

Learn more about investing in our cannabis farm here.



GSEED.COM

Welcome | Goldenseed

34 People Reached	**7** Engagements	Boost Post

5

Goldenseed

Published by Agorapulse [?] · November 14 at 3:05 PM ·

Ever wanted to own a weed farm? We thought so.

Click below to learn more about investing in our cannabis farm. 👇



GSEED.COM

Welcome | Goldenseed

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Goldenseed
Published by Agorapulse [?] · November 5 at 1:01 PM ·

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

#IOwnAWeedFarm #Cannabis #Goldenseed

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.OwnGoldenSeed.com.


SCOTT GOLDIE
Golden Seed Founder & CEO

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Comment as Goldenseed

Posted by Chris Burke • 10/21/2019 ...

Goldenseed
49 followers
1mo •

YahooFinance picked up a story about Goldenseed's upcoming stock offering.

Want to be a part of this opportunity? Learn more about investing in our #cannabis and #hemp farm at: OwnGoldenSeed.com.

#InvestingInCannabis #Marijuana #Goldenseed

Yahoo is now a part of Verizon Media

finance.yahoo.com

1

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Goldenseed
49 followers
1mo •

YahooFinance picked up a story about Goldenseed's upcoming stock offering.

Want to be a part of this opportunity? Learn more about investing in our #cannabis and #hemp farm at: OwnGoldenSeed.com.

#InvestingInCannabis #Marijuana #Goldenseed



Yahoo is now a part of Verizon Media

finance.yahoo.com

1

Goldenseed
49 followers
1mo •

“I know that it’s part of me. It always has been. I've been doing cannabis farming all of my life, and it’s an art. It’s a lifestyle. We believe in its goodness and what we put in our bodies is important.”

J.R. Richardson - COO, Goldenseed

Learn more about INVESTING in Goldenseed at:
www.OwnGoldenSeed.com

Golden Seed, Inc. is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


I was convinced

1 · 2 Comments

Goldenseed
49 followers
1mo •

YahooFinance picked up a story about Goldenseed's upcoming stock offering.

Want to be a part of this opportunity? Learn more about investing in our #cannabis and #hemp farm at: OwnGoldenSeed.com.

#InvestingInCannabis #Marijuana #Goldenseed

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.



Yahoo is now a part of Verizon Media

finance.yahoo.com

Goldenseed
49 followers
1mo •

Do you love our #cannabis product? Give us a follow on social! #FollowTheG #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.



G.
TM
goldenseed
@goldenseed
goldenseedca

Goldenseed
49 followers
1mo •

YahooFinance picked up a story about Goldenseed's upcoming stock offering.

Want to be a part of this opportunity? Learn more about investing in our #cannabis and #hemp farm at: OwnGoldenSeed.com.

#InvestingInCannabis #Marijuana #Goldenseed

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.



Yahoo is now a part of Verizon Media

finance.yahoo.com

Goldenseed
49 followers
3w •

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

#IOwnAWeedFarm #Cannabis #Goldenseed

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


JR RICHARDSON
Golden Seed Founder & COO

Goldenseed
49 followers
3w •

What are #terpenes and why do we put them on our pre-rolls? Hope is here to answer your questions! 🤔 🌱 #TheMoreYouGrow #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


WHAT ARE TERPENES?

Goldenseed
49 followers
3w •

Proprietary seed strains. Smokable blends. Oil & terpene extractions.

We are Goldenseed.

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


PROPRIETARY SEED STRAINS
SMOKEABLE BLENDS
OIL & TERPENE EXTRACTIONS

1

Goldenseed
49 followers
3w •

Our plants are naturally grown and lovingly cared for so we can provide the best products possible.

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


ARE EVER
ALLOWED ON
OR NEAR
OUR FARM

1

Goldenseed
49 followers
2w •

Our plants (of all types) are grown in Nature, not a warehouse.

#sustainable #farming #cannabis #hemp #cbd #thc #nature

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


goldenseed
gseed.com

2

Like Comment

Goldenseed
49 followers
2w •

11 unique proprietary cultivars registered with the California Department of Food and Agriculture, and thousands of seeds left to crack...

Want to be a part of what we're doing? Learn more about investing in our #cannabis and #hemp farm at: http://OwnGoldenSeed.com.

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.OwnGoldenSeed.com.

#InvestingInCannabis #marijuana #cannabiscommunity #thc #cbd #weed #cannabisculture #kush #indica #sativa #dank #highsociety



2

Goldenseed
49 followers
1w •

"I know that it's part of me. It always has been. I've been doing cannabis farming all of my life, and it's an art. It's a lifestyle. We believe in its goodness and what we put in our bodies is important."

J.R. Richardson - COO, Goldenseed

Learn more about INVESTING in Goldenseed at:
www.OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


I was convinced

2

Goldenseed
49 followers
1w •

CLEAN CALIFORNIA CANNABIS AND HEMP

#cannabis #marijuana #cannabiscommunity #thc #cbd #weed #cannabisculture #indica #sativa #highsociety

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.



Goldenseed
49 followers
1w •

In the hills of Monterey Bay, we grow the cleanest #Goldenseed #cannabis

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.


goldenseed
gseed.com

Goldenseed

49 followers

6d •

Do you love our #cannabis product? Give us a follow on social! #FollowTheG #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.



Goldenseed
49 followers
3d •

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

...see more


CHRIS YELICH
Golden Seed Founder & President

1

Goldenseed
92 followers
1w •

We appreciate our mention in a recent @YahooFinance article which discussed how "Americans are ready to invest in cannabis."

Want to know more about how you'll be able to invest in our company for as little as $100? www.OwnGoldenSeed.com.



Yahoo is now a part of Verizon Media
finance.yahoo.com

3

Like Comment

Goldenseed @goldenseedca · Dec 15

#EquityCrowdFunding just got a new poster child!

Investing in anything is always a risk, but sometimes it really returns. For early investors in @BrewDog , that return just became 2,765%!

Wanna learn more about investing in us: OwnGoldenSeed.com.


BREWDOG
DEAD PONY CLUB
BREWDOG
JET BLACK HEART
BREWDOG
PUNK IPA
BREWDOG
KINGPIN
BREWDOG
5AM SAINT

BrewDog plc Gives Original Investors a 2,765% Return

Equity crowdfunding has a poster child.

entrepreneur.com

1

Goldenseed

92 followers

2w •

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

#IOwnAWeedFarm #Cannabis #Goldenseed

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.



1

Goldenseed
92 followers
2w •

Do you love our #cannabis product? Give us a follow on social! #FollowTheG #Goldenseed

Want To Be a Part of What We're Doing? Learn More About Investing In Our Cannabis Farm At: OwnGoldenSeed.com

Golden Seed, Inc. is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.owngoldenseed.com.

